STOCK PLEDGE AGREEMENT

                  STOCK PLEDGE AGREEMENT, dated as of April 23, 1999, made by The Translation Group, Ltd., a Delaware corporation with an address of 30 Washington Avenue, Haddonfield, New Jersey 08033 (the "PLEDGOR"), in favor of Planet Access Networks, Inc., a New Jersey corporation with an address of 7 Waterloo Road, Suite 202, Stanhope, New Jersey 07874 (the "PLEDGEE").


                                    RECITALS

                  Pursuant to the Stock Purchase Agreement, dated as of April 23, 1999 (as amended, supplemented or otherwise modified from time to time, the "STOCK PURCHASE AGREEMENT"), among Pledgor and the Pledgee of even date herewith, Pledgor has made a commitment to provide, on or before September 15, 1999 (i) $900,000 in immediately available funds to Pledgee; and either (ii) additional financing in the amount of $4,000,000, less transaction related costs, through an initial public offering of Pledgee's common stock; or (iii) additional financing in the amount of $4,000,000 directly from Pledgor (collectively, the "Commitments"). It is a condition precedent to the obligation of the Pledgee to enter into the Stock Purchase Agreement that the Pledgor shall have executed and delivered this Pledge Agreement to the Pledgee.


                  NOW, THEREFORE, in consideration of the premises and to induce the Pledgee to enter into the Stock Purchase Agreement, the Pledgor hereby agrees with the Pledgee, as follows:

                  1. DEFINED TERMS. (a) Unless otherwise defined herein, terms which are defined in the Stock Purchase Agreement and used herein shall have the meanings given to them in the Stock Purchase Agreement.

                  (b) The following terms shall have the following meanings:

                  "ADDITIONAL PLEDGED STOCK" shall have the meaning provided in any supplement to this Stock Pledge Agreement delivered pursuant to Section 5(e) hereof.

                  "CODE" means the Uniform Commercial Code from time to time in effect in the State of Missouri.

                  "COLLATERAL" means the Pledged Stock and all Proceeds.

                  "EVENT OF DEFAULT" means the failure of Pledgor to fulfill the Commitments.

                  "ISSUER" means the issuer identified on Schedule I hereto.



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                  "PLEDGE  AGREEMENT"  means this  Stock  Pledge  Agreement,  as amended, supplemented or otherwise modified from time to time.

                  "PLEDGED  STOCK"  means the shares of capital  stock listed on
Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever which may be issued or granted the Pledgor in respect of the Pledged Stock while this Pledge Agreement is in effect.

                  "PROCEEDS"  means all  "proceeds"  as such term is  defined in
Section 9-306(1) of the Uniform Commercial Code in effect in the State of New Jersey on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

                  "SECURED OBLIGATIONS" is the collective reference to the Obligations.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Pledge Agreement shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and Section, Schedule, Annex, and Exhibit references are to this Pledge Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Pledgee all the Pledged Stock and hereby grants to the Pledgee, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

                  3. STOCK POWERS. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of the Pledged Stock, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank with, if the Pledgee so requests, signature guaranteed.


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                  4. REPRESENTATIONS AND WARRANTIES.  The Pledgor represents and warrants that:

                  (a) the Pledgor is the record and beneficial owner of, and has title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

                  (b) upon delivery to the Pledgee of the stock certificates evidencing the Pledged Stock (and assuming the continuing possession by Pledgee of such stock certificate in accordance with the requirements of applicable law), the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral in favor of the Pledgee, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor.

                  5. COVENANTS. The Pledgor covenants and agrees with the Pledgee that, from and after the date of this Pledge Agreement until the Secured Obligations are paid in full and the Commitments have been terminated:

                  (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the Pledgee's, hold the same in trust for the Pledgee and deliver the same forthwith to the Pledgee in the exact form received, duly endorsed by the Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate duly executed in blank and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee, subject to the terms hereof as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Pledgee as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Pledgee to be held by it for the ratable benefit of the Pledgees and the Pledgor, subject to the terms hereof, as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Pledgee, hold such money or property in trust for the Pledgee as additional collateral security for the Secured Obligations.


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

                  (b) The Pledgor shall maintain the security interest created by this Pledge Agreement as a first, perfected security interest and shall defend such security interest against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Pledgee, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Pledgee may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Pledgee, duly endorsed in a manner satisfactory to the Pledgee, to be held as Collateral pursuant to this Pledge Agreement.

                  (c) The Pledgor agrees to pay, and to save the Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

                  6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Pledgee shall have given notice to the Pledgor of the Pledgee's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Issuer in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Stock Purchase Agreement or this Pledge Agreement.

                  7. RIGHTS AND OBLIGATIONS OF THE PLEDGEE.

                  (a) If an Event of Default shall occur and be continuing and the Pledgee shall give notice of its intent to exercise such rights to the Pledgor and at the request of the Pledgee, all shares of the Pledged Stock shall be registered in the name of the Pledgee or its nominee, and the Pledgee or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer or upon the exercise by the Pledgor or the Pledgee of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Pledgee shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.


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

                  (b) In the event that the Pledgee elects to exercise the rights described in Section 7(a), the Pledgee shall be obligated to return to Pledgor all consideration received pursuant to the Stock Purchase Agreement less a $250,000 working capital advance.

                  8. REMEDIES. If an Event of Default shall have occurred and be continuing, at any time at the Pledgee's election, the Pledgee's sole remedy shall be the rights described in Section 7.

                  9. PLEDGEE'S APPOINTMENT AS ATTORNEY-IN-FACT.

                    (a) The Pledgor hereby irrevocably constitutes and appoints the Pledgee as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Pledgee's own name, from time to time in the Pledgee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

                    (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 9(a). All powers, authorizations and agencies contained in this Pledge Agreement are coupled with an interest and are irrevocable until this Pledge Agreement is terminated and the security interest created hereby are released.

                  10. LIMITATION ON DUTIES REGARDING COLLATERAL. The Pledgee's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Pledgee deals with similar securities and property for its own account, except that the Pledgee shall have no obligation to invest funds held by it and may hold the same as demand deposits. The Pledgee shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

                  11. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Pledgor hereby authorizes the Pledgee to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Pledgee reasonably determines appropriate to perfect the security interests of the Pledgee under this Pledge Agreement. A carbon, photographic or other reproduction of this Pledge Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  12. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.


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

                  13. NOTICES. Notices, requests and demands to or upon the Pledgee or the Pledgor hereunder shall be effected in the manner set forth in Section ____ of the Stock Purchase Agreement.

                  14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. PARAGRAPH HEADINGS. The paragraph headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  16. NO WAIVER. The Pledgee shall not by any act (except by a written instrument pursuant to Section 18 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion.

                  17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor, and the Pledgee, PROVIDED that any provision of this Pledge Agreement may be waived by the Pledgee in a letter or agreement executed by the Pledgee or by telex or facsimile transmission from the Pledgee. This Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Pledgee and its respective successors and assigns. This Pledge Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New Jersey.

                            [SIGNATURE PAGE FOLLOWS]


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



                                                          Stock Pledge Agreement




                  IN WITNESS WHEREOF, the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first above written.

                                                  THE TRANSLATION GROUP, LTD.



                                               By:______________________________
                                                  Title:

                                                          Stock Pledge Agreement




                      SCHEDULE I TO STOCK PLEDGE AGREEMENT


                          DESCRIPTION OF PLEDGED STOCK


                                                                       STOCK
NAME OF                          CLASS OF         CERTIFICATE           NO. OF
ISSUER                            STOCK               NO.               SHARES


Planet Access Networks, Inc.     Common            ________           _________